               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 24F-2
                        ANNUAL NOTICE OF SECURITIES SOLD
                             PURSUANT TO RULE 24f-2

1. Name and address of issuer:   STAGECOACH FUNDS, INC.
                                 111 Center Street,
                                 Little Rock, AR  72201.

2. The name of each series or class of securities for which this Form is filed:
Arizona Tax-Free Fund Class A, Arizona Tax-Free Fund Class B, Arizona Tax-Free Fund Institutional Class, Asset Allocation Fund Class A, Asset Allocation Fund Class B, Balanced Fund Class A, Balanced Fund Class B, Balanced Fund Institutional Class, California Tax-Free Income Fund Class A, California Tax-Free Income Fund Institutional Class, California Tax-Free Money Market Mutual Fund, California Tax-Free Money Market Trust, Diversified Equity Income Fund Class A, Diversified Equity Income Fund Class B, Equity Index Fund Class A, Equity Index Fund Class B, Equity Value Fund Class A, Equity Value Fund Class B, Equity Value Fund Institutional Class, Government Money Market Mutual Fund Class A, Growth Fund Class A, Growth Fund Class B, Growth Fund Institutional Class, Index Allocation Fund Class A, Index Allocation Fund Class B, Index Allocation Fund Class C, Intermediate Bond Fund Class A, Intermediate Bond Fund Class B, Intermediate Bond Fund Institutional Class, International Equity Fund Class A, International Equity Fund Class B, Money Market Mutual Fund Class A, Money Market Mutual Fund Institutional Class, Money Market Mutual Fund Class S, Money Market Trust, National Tax-Free Fund Class A, National Tax-Free Fund Class B, National Tax-Free Fund Class C, National Tax-Free Fund Institutional Class, National Tax-Free Money Market Mutual Fund Class A, National Tax-Free Money Market Mutual Fund Institutional Class, National Tax-Free Money Market Trust, Oregon Tax-Free Fund Class A, Oregon Tax-Free Fund Class B, Oregon Tax-Free Fund Institutional Class, Overland Express Sweep Fund, Prime Money Market Mutual Fund Class A, Prime Money Market Mutual Fund Administrative Class, Prime Money Market Mutual Fund Institutional Class, Prime Money Market Mutual Fund Service Class, Short-Intermediate U.S. Govt. Income Fund Class A, Short-Intermediate U.S. Govt. Income Fund Institutional Class, Small Cap Fund Class A, Small Cap Fund Class B, Small Cap Fund Class C, Small Cap Fund Institutional Class, Treasury Money Market Mutual Fund Class A, Treasury Money Market Mutual Fund Administrative Class, Treasury Money Market Mutual Fund Class E, Treasury Money Market Mutual Fund Institutional Class, Treasury Money Market Mutual Fund Service Class,
U.S. Government Allocation Fund Class A, U.S. Government Allocation Fund Class B

3. Investment Company Act File Number: 811-6419
   Securities Act File Number: 33-42927

4. Last day of fiscal year for which this Form is filed: 3/31/98

5. Calculation of registration fee:

   (i) Aggregate sale price of securities sold during the fiscal year pursuant to section 24(f):
          $31,714,685,473

   (ii) Aggregate price of securities redeemed or repurchased during the fiscal year:
          $26,227,180,420

   (iii) Aggregate price of securities redeemed or repurchased during any prior fiscal year ending no earlier than October 11, 1995 that were not previously used to reduce registration fees payable to the Commission:
          $ 2,029,042,666

   (iv)   Total available redemption credits [add Items 5(ii) and 5(iii)]:
          $28,256,223,086

   (v)    Net sales -- if Item 5(i) is greater than Item 5(iv) [subtract
          Item 5(iv) from Item 5(i)]:
          $3,458,462,387

   (vi) Redemption credits available for use in future years -- if Item 5(i) is less than Item 5

   (iv)   [subtract Item 5(iv) from Item 5(i)]: $ (0)

   (vii) Multiplier for determining registration fee (See Instruction C.9): x .000295

   (viii) Registration fee due [multiply Item 5(v) by Item 5(vii)] (enter "0" if no fee is due): =
          $1,020,246.40

6. Prepaid Shares: If the response to item 5(i) was determined by deducting an amount of securities that were registered under the Securities Act of 1933 pursuant to rule 24e-2 as in effect before [effective date of rescission of rule 24e-2], then report the amount of securities (number of shares or other units) deducted here: _______. If there is a number of shares or other units that were registered pursuant to rule 24e-2 remaining unsold at the end of the fiscal year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here: ________.

7. Interest due -- if this Form is being filed more than 90 days after the end of the issuer's fiscal year (see Instruction D): +$ 0

8. Total of the amount of the registration fee due plus any interest due [line 5(viii) plus line 7]:= $1,020,246.40

9. Date the registration fee and any interest payment was sent to the Commission's lockbox depository: Method of Delivery: [X] Wire Transfer [ ] Mail or other means

SIGNATURES This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated:
                                   By:  /s/ ANN M. BONSTEEL
                                        -------------------
                                        Ann M. Bonsteel
                                        Assistant Secretary    Date 6/26/98

APPENDIX I

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 24F-2
                       ANNUAL NOTICE OF SECURITIES SOLD
                            PURSUANT TO RULE 24f-2

READ INSTRUCTIONS AT END OF FORM BEFORE PREPARING FORM. PLEASE PRINT OR TYPE.

1.   Name and address of issuer:

     Stagecoach Funds, Inc.
     111 Center Street
     Little Rock, AR  72201

2. The name of each series or class of securities for which this Form is filed (if the Form is being filed for all series and classes of securities of the issuer, check the box but do not list series or classes):
[ ]

     Arizona Tax-Free Fund Class A
     Arizona Tax-Free Fund Class B
     Arizona Tax-Free Fund Institutional Class
     California Tax-Free Bond Fund Class A
     California Tax-Free Bond Fund Class B
     California Tax-Free Bond Fund Class C
     California Tax-Free Bond Fund Institutional Class
     California Tax-Free Income Fund Class A
     California Tax-Free Income Fund Institutional Class
     Corporate Bond Fund Class A
     Corporate Bond Fund Class B
     Corporate Bond Fund Class C
     National Tax-Free Fund Class A
     National Tax-Free Fund Class B
     National Tax-Free Fund Class C
     National Tax-Free Fund Institutional Class
     Oregon Tax-Free Fund Class A
     Oregon Tax-Free Fund Class B
     Oregon Tax-Free Fund Institutional Class
     Short-Intermediate U.S. Government Income Fund Class A
     Short-Intermediate U.S. Government Income Fund Class B
     Short-Intermediate U.S. Government Income Fund Institutional Class Short-Term Government-Corporate Income Fund
     Short-Term Municipal Income Fund
     U.S. Government Income Fund Class A
     U.S. Government Income Fund Class B
     U.S. Government Income Fund Class C
     U.S. Government Income Fund Institutional Class
     Variable Rate Government Fund Class A
     Variable Rate Government Fund Class C

3.   Investment Company Act File Number:     811-6419

     Securities Act File Number:   33-42927


4(a). Last day of fiscal year for which this Form is filed:

      6/30/98

4(b). [ ] Check box if this Form is being filed late (i.e., more than 90 calendar days after the end of the issuer's fiscal year). (See Instruction A.2)


Note: If the Form is being filed late, interest must be paid on the registration fee due.

4(c). [ ] Check box if this is the last time the issuer will be filing this Form.

5.   Calculation of registration fee:

     (i)    Aggregate sale price of securities sold during
            the fiscal year pursuant to section 24(f):       $273,501,495


     (ii)   Aggregate price of securities redeemed or
            repurchased during the fiscal year:              $292,830,863
                                                              -----------

     (iii)  Aggregate price of securities redeemed or
            repurchased during any prior fiscal year
            ending no earlier than October 11, 1995 that
            were not previously used to reduce
            registration fees payable to the Commission:     $252,535,091
                                                              -----------

     (iv)   Total available redemption credits [add
            Items 5(ii) and 5(iii):                          $545,365,954

     (v)    Net sales -- if Item 5(i) is greater than
            Item 5(iv) [subtract Item 5(iv) from Item 5(i)]: $----------

     (vi)   Redemption credits available for use in future
            years -- if Item 5(i) is less than Item 5(iv)
            [subtract Item 5(iv) from Item 5(i)]:            $(271,864,459)
                                                              ------------

     (vii)  Multiplier for determining registration fee
            (See Instruction C.9):                         x    .000295
                                                              -----------

     (viii) Registration fee due [multiply Item 5(v) by Item
            5(vii)] (enter "0" if no fee is due):                  =$0
                                                              ===========

6.   Prepaid Shares

     If the response to item 5(i) was determined by deducting an amount of securities that were registered under the Securities Act of 1933 pursuant to rule 24e-2 as in effect before [effective date of rescission of rule 24e-2], then report the amount of securities (number of shares or other units) deducted here: _______. If there is a number of shares or other units that were registered pursuant to rule 24e-2 remaining unsold at the end of the fiscal year for which this form is filed that are available for use by the issuer in future fiscal years, then state that number here: ________.


7. Interest due -- if this Form is being filed more than 90 days after the end of the issuer's fiscal year (see Instruction D):
                                                                    +$0
                                                                     --------
8. Total of the amount of the registration fee due plus any interest due [line 5(viii) plus line 7]:
                                                                    =$0



------------------------------------------------------------------
9. Date the registration fee and any interest payment was sent to the Commission's lockbox depository:

     Method of Delivery:

                [ ]  Wire Transfer
                [ ]  Mail or other means


                                  SIGNATURES

This report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.


By (Signature and Title)  /s/ ANN M. BONSTEEL
                           -----------------------------------
                              Assistant Secretary
                           -----------------------------------

Date    9/17/98